Fourth Quarter Financial Supplement December 31, 2025 Exhibit 99.2

Table of Contents Page Investor Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 Use of Non-GAAP Measures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 Results of Operations and Selected Operating Performance Measures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Consolidated Quarterly Results Consolidated Net Income (Loss) by Quarter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10-11 Consolidated Balance Sheets by Segment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12-13 Quarterly Results by Business Adjusted Operating Income (Loss) and Selected Operating Metrics - Enact Segment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15-16 Adjusted Operating Income (Loss) and Selected Operating Metrics - Closed Block Segment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18-23 Adjusted Operating Income (Loss) - Corporate and Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 Additional Financial Data Investments Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 Fixed Maturity Securities Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 U.S. GAAP Net Investment Income Yields . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 Net Investment Gains (Losses) - Detail . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30 Reconciliations of Non-GAAP Measures Reconciliation of Operating Return On Equity (ROE) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32 Reconciliation of Consolidated Expense Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33 Reconciliation of Reported Yield to Core Yield . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34 Note: Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively. GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT FOURTH QUARTER 2025 2

Dear Investor, Thank you for your continued interest in Genworth Financial, Inc. Please see the accompanying press release and summary presentation posted to the company’s website at https://investor.genworth.com for additional information regarding its fourth quarter 2025 earnings results. In October 2025, the company began selling an individual long-term care insurance product through its CareScout Insurance subsidiary, CareScout Insurance Company, and ceased sales of long-term care insurance products through Genworth Life Insurance Company (GLIC). In connection with the cessation of sales through GLIC, beginning in the fourth quarter of 2025, the company changed its reportable segments to better align with how it currently manages its business. Under the new reporting structure, the company operates its business through the following two reportable segments: Enact, comprised primarily of private mortgage insurance products, and Closed Block, comprised of long- term care insurance, life insurance and annuities products that were previously sold through GLIC and its subsidiaries (collectively referred to as the company’s legacy insurance subsidiaries). In addition to its two reportable segments, the company discloses other business activities and operating results in Corporate and Other, including its start-up businesses, CareScout Services and CareScout Insurance. The company believes the change helps to enhance understanding of business performance and better aligns with its strategic priorities, including to maintain self-sustaining legacy insurance subsidiaries, which are managed on a standalone basis. All prior period financial information has been recast to reflect the reorganized segment reporting structure. The company has added insurance in-force for its life insurance products on page 22 of this financial supplement. Investors are encouraged to listen to the company’s earnings call on the fourth quarter 2025 results at 9:00 a.m. (ET) on February 24, 2026. The company’s conference call will be accessible via telephone and internet. The dial-in number for Genworth’s February 24 conference call is 800-330-6710 or 213-279-1505 (outside the U.S.); conference ID #5373572. To participate in the call by webcast, register at least 15 minutes in advance at https://investor.genworth.com. Regards, Christine Jewell Investor Relations InvestorInfo@genworth.com GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT FOURTH QUARTER 2025 3

Use of Non-GAAP Measures Management evaluates performance and allocates resources based on a non-GAAP financial measure entitled “adjusted operating income (loss).” Management evaluates adjusted operating income (loss) as a key measure to assess performance and support new business initiatives because the measure more accurately reflects overall operating performance, as it minimizes the impact of macroeconomic volatility. The company’s legacy insurance subsidiaries, which comprise the Closed Block segment, are managed on a standalone basis; therefore, the company does not allocate capital to its Closed Block segment. The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) attributable to noncontrolling interests, net investment gains (losses), changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. The company excludes net investment gains (losses), changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating performance. While some of these items may be significant components of net income (loss) determined in accordance with U.S. GAAP, the company believes that adjusted operating income (loss), and measures that are derived from or incorporate adjusted operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Adjusted operating income (loss) is not a substitute for net income (loss) determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) to adjusted operating income (loss) assume a 21% current tax rate, plus any associated deferred taxes, and are net of the portion attributable to noncontrolling interests. Changes in fair value of market risk benefits and associated hedges are adjusted to exclude changes in reserves, attributed fees and benefit payments. The table on page 9 of this financial supplement provides a reconciliation of net income (loss) to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 32 to 34 of this financial supplement. Statutory Accounting Data The company presents certain supplemental statutory data for GLIC and its consolidating life insurance subsidiaries that has been prepared on the basis of statutory accounting principles (SAP). GLIC and its consolidating life insurance subsidiaries file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners that are prepared using SAP, an accounting basis either prescribed or permitted by such authorities. Due to differences in methodology between SAP and U.S. GAAP, the values for assets, liabilities and equity, and the recognition of income and expenses, reflected in financial statements prepared in accordance with U.S. GAAP are materially different from those reflected in financial statements prepared under SAP. This supplemental statutory data should not be viewed as an alternative to, or used in lieu of, U.S. GAAP. This supplemental statutory data includes the impact from in-force rate actions on pre-tax long-term care insurance statutory earnings. Statutory pre-tax earnings represent the net gain from operations, including the impact from in-force rate actions, before dividends to policyholders, refunds to members and federal income taxes and before realized capital gains or (losses). Management uses and provides this supplemental statutory data because it believes it provides a useful measure of, among other things, statutory pre-tax earnings and the adequacy of capital. Management uses this data to measure against its policy to manage its legacy insurance subsidiaries with internally generated capital. GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT FOURTH QUARTER 2025 4

Results of Operations and Selected Operating Performance Measures The company allocates tax to its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other. The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. U.S. GAAP generally requires an annualized effective tax rate to be used for interim reporting periods, utilizing projections of full year results. However, in certain circumstances, it is appropriate to record the actual effective tax rate for the period if a reliable estimate cannot be made for the full year. For the first three quarters of 2025 and the second and third quarters of 2024, the company utilized the actual effective tax rate for the interim period to record the provision for income taxes for its Closed Block segment and the annualized projected effective tax rate for its Enact segment and Corporate and Other. For the first quarter of 2024, the company used the annualized projected effective tax rate for both segments and Corporate and Other. This financial supplement contains selected operating performance measures including “new insurance written,” “insurance in-force” and “risk in-force,” which are commonly used in the insurance industry as measures of operating performance. Management regularly monitors and reports new insurance written for the company’s Enact segment as a measure of volume of new business generated in a period. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of mortgage insurance policies during a specified period, rather than a measure of revenues or profitability during that period. Management regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. These metrics are presented on a direct basis and exclude reinsurance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period. Management regularly monitors and reports a loss ratio for the company’s Enact segment. The company considers the loss ratio, which is the ratio of benefits and other changes in policy reserves to net earned premiums, to be a measure of underwriting performance. The company believes the loss ratio helps to enhance the understanding of the operating performance of the Enact segment. Management regularly monitors and reports insurance in-force for the life insurance products in its Closed Block segment. Insurance in-force for the company’s life insurance products is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. The company considers insurance in-force to be a measure of the operating performance of the life insurance products in its Closed Block segment because it represents a measure of the size of the business at a specific date, rather than a measure of revenues or profitability during that period. These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources. GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT FOURTH QUARTER 2025 5

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Financial Highlights
(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Total Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss)	$ 10,074	$ 10,158	$ 10,111	$ 10,082	$ 10,087
Total accumulated other comprehensive income (loss)(1)	(1,324)	(1,396)	(1,373)	(1,422)	(1,643)
Total Genworth Financial, Inc.'s stockholders' equity	$ 8,750	$ 8,762	$ 8,738	$ 8,660	$ 8,444
Book value per share	$ 22.33	$ 21.76	$ 21.22	$ 20.82	$ 20.04
Book value per share, excluding accumulated other comprehensive income (loss)	$ 25.71	$ 25.22	$ 24.56	$ 24.24	$ 23.94
Common shares outstanding as of the balance sheet date	391.8	402.7	411.7	415.9	421.4

	Twelve months ended				
Twelve Month Rolling Average ROE	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
U.S. GAAP Basis ROE	2.2 %	2.2 %	1.9 %	2.1 %	3.0 %
Operating ROE(2)	1.4 %	1.5 %	1.8 %	2.4 %	2.7 %

	Three months ended				
Quarterly Average ROE	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
U.S. GAAP Basis ROE	0.1 %	4.6 %	2.0 %	2.1 %	— %
Operating ROE(2)	0.3 %	0.7 %	2.7 %	2.0 %	0.6 %

Basic and Diluted Shares	Three months ended December 31, 2025	Twelve months ended December 31, 2025
Weighted-average common shares used in basic earnings per share calculations	396.4	409.0
Potentially dilutive securities:		
Performance stock units, restricted stock units and other equity-based awards	—	5.0
Weighted-average common shares used in diluted earnings per share calculations(3)	396.4	414.0

(1)As of December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, total accumulated other comprehensive income (loss) includes $463 million, $142 million, $769 million, $703 million and $1,022 million, net of taxes, respectively, related to changes in the discount rate used to remeasure the liability for future policy benefits and related reinsurance recoverables.

(2)See page 32 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

(3)Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2025, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2025, as the inclusion of shares for performance stock units, restricted stock units and other equity-based awards of 6.0 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2025, dilutive potential weighted-average common shares outstanding would have been 402.4 million.

6

Consolidated Quarterly Results 7

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Consolidated Net Income (Loss) by Quarter
(amounts in millions, except per share amounts)

	2025					2024				
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:										
Premiums	$ 886	$ 886	$ 865	$ 862	$ 3,499	$ 876	$ 874	$ 855	$ 875	$ 3,480
Net investment income	785	799	802	739	3,125	793	777	808	782	3,160
Net investment gains (losses)	(39)	99	(28)	27	59	(41)	66	(61)	49	13
Policy fees and other income	152	151	157	158	618	154	163	167	158	642
Total revenues	1,784	1,935	1,796	1,786	7,301	1,782	1,880	1,769	1,864	7,295
BENEFITS AND EXPENSES:										
Benefits and other changes in policy reserves	1,182	1,227	1,195	1,217	4,821	1,199	1,213	1,151	1,203	4,766
Liability remeasurement (gains) losses	143	106	60	4	313	88	34	39	(8)	153
Changes in fair value of market risk benefits and associated hedges	(4)	(1)	(10)	18	3	(3)	21	(8)	(23)	(13)
Interest credited	97	96	94	99	386	101	102	125	125	453
Acquisition and operating expenses, net of deferrals	265	259	249	236	1,009	253	259	229	236	977
Amortization of deferred acquisition costs and intangibles	57	57	57	60	231	62	62	60	65	249
Interest expense	26	27	26	26	105	27	28	30	30	115
Total benefits and expenses	1,766	1,771	1,671	1,660	6,868	1,727	1,719	1,626	1,628	6,700
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	18	164	125	126	433	55	161	143	236	595
Provision (benefit) for income taxes	4	9	35	36	84	20	40	32	66	158
INCOME (LOSS) FROM CONTINUING OPERATIONS	14	155	90	90	349	35	121	111	170	437
Income (loss) from discontinued operations, net of taxes[1]	21	(8)	(7)	(5)	1	(5)	(3)	(1)	(1)	(10)
NET INCOME (LOSS)	35	147	83	85	350	30	118	110	169	427
Less: net income (loss) attributable to noncontrolling interests	33	31	32	31	127	31	33	34	30	128
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	$ 2	$ 116	$ 51	$ 54	$ 223	$ (1)	$ 85	$ 76	$ 139	$ 299
Earnings (Loss) Per Share Data:										
Income (loss) from continuing operations available to Genworth Financial, Inc.'s common stockholders per share										
Basic	$ (0.05)	$ 0.30	$ 0.14	$ 0.14	$ 0.54	$ 0.01	$ 0.20	$ 0.18	$ 0.32	$ 0.71
Diluted	$ (0.05)	$ 0.30	$ 0.14	$ 0.14	$ 0.54	$ 0.01	$ 0.20	$ 0.17	$ 0.31	$ 0.70
Net income (loss) available to Genworth Financial, Inc.'s common stockholders per share										
Basic	$ —	$ 0.29	$ 0.12	$ 0.13	$ 0.54	$ —	$ 0.20	$ 0.17	$ 0.31	$ 0.69
Diluted	$ —	$ 0.28	$ 0.12	$ 0.13	$ 0.54	$ —	$ 0.19	$ 0.17	$ 0.31	$ 0.68
Weighted-average common shares outstanding										
Basic	396.4	408.0	413.2	418.3	409.0	425.3	430.8	436.4	443.0	433.9
Diluted[2]	396.4	413.3	417.5	422.9	414.0	431.0	435.8	440.7	450.3	439.4

[1] Income (loss) from discontinued operations primarily relates to loss recoveries of $16 million recognized in the fourth quarter of 2025, and legal costs related to litigation involving the company's former lifestyle protection insurance business.

[2] Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2025, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2025, as the inclusion of shares for performance stock units, restricted stock units and other equity-based awards of 6.0 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2025, dilutive potential weighted-average common shares outstanding would have been 402.4 million.

8

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)
(amounts in millions, except per share amounts)

	2025					2024				
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	$ 2	$ 116	$ 51	$ 54	$ 223	$ (1)	$ 85	$ 76	$ 139	$ 299
Add: net income (loss) attributable to noncontrolling interests	33	31	32	31	127	31	33	34	30	128
NET INCOME (LOSS)	35	147	83	85	350	30	118	110	169	427
Less: income (loss) from discontinued operations, net of taxes	21	(8)	(7)	(5)	1	(5)	(3)	(1)	(1)	(10)
INCOME (LOSS) FROM CONTINUING OPERATIONS	14	155	90	90	349	35	121	111	170	437
Less: net income (loss) from continuing operations attributable to noncontrolling interests	33	31	32	31	127	31	33	34	30	128
INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	(19)	124	58	59	222	4	88	77	140	309
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:										
Net investment (gains) losses, net[1]	38	(99)	27	(28)	(62)	39	(66)	60	(50)	(17)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[2]	(6)	(3)	(15)	19	(5)	(24)	17	(10)	(26)	(43)
(Gains) losses on early extinguishment of debt, net[3]	(1)	—	—	—	(1)	(2)	(2)	7	(1)	2
Expenses related to restructuring	—	1	—	(1)	—	1	—	4	7	12
Taxes on adjustments[4]	(4)	(6)	(2)	2	(10)	(3)	11	(13)	15	10
ADJUSTED OPERATING INCOME (LOSS)	$ 8	$ 17	$ 68	$ 51	$ 144	$ 15	$ 48	$ 125	$ 85	$ 273
ADJUSTED OPERATING INCOME (LOSS):										
Enact segment	146	134	141	137	558	137	148	165	135	585
Closed Block segment										
Long-Term Care Insurance	(159)	(100)	(37)	(30)	(326)	(104)	(46)	(29)	3	(176)
Life Insurance	13	(15)	(20)	(44)	(66)	2	(40)	(23)	(33)	(94)
Annuities	32	19	13	11	75	3	13	22	18	56
Total Closed Block segment	(114)	(96)	(44)	(63)	(317)	(99)	(73)	(30)	(12)	(214)
Corporate and Other	(24)	(21)	(29)	(23)	(97)	(23)	(27)	(10)	(38)	(98)
ADJUSTED OPERATING INCOME (LOSS)	$ 8	$ 17	$ 68	$ 51	$ 144	$ 15	$ 48	$ 125	$ 85	$ 273
Earnings (Loss) Per Share Data:										
Net income (loss) available to Genworth Financial, Inc.'s common stockholders per share										
Basic	$ —	$ 0.29	$ 0.12	$ 0.13	$ 0.54	$ —	$ 0.20	$ 0.17	$ 0.31	$ 0.69
Diluted	$ —	$ 0.28	$ 0.12	$ 0.13	$ 0.54	$ —	$ 0.19	$ 0.17	$ 0.31	$ 0.68
Adjusted operating income (loss) per share										
Basic	$ 0.02	$ 0.04	$ 0.16	$ 0.12	$ 0.35	$ 0.04	$ 0.11	$ 0.29	$ 0.19	$ 0.63
Diluted	$ 0.02	$ 0.04	$ 0.16	$ 0.12	$ 0.35	$ 0.04	$ 0.11	$ 0.28	$ 0.19	$ 0.62
Weighted-average common shares outstanding										
Basic	396.4	408.0	413.2	418.3	409.0	425.3	430.8	436.4	443.0	433.9
Diluted[5]	396.4	413.3	417.5	422.9	414.0	431.0	435.8	440.7	450.3	439.4

[1]Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests (see page 30 for reconciliation).

[2]Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 23 for reconciliation).

[3](Gains) losses on early extinguishment of debt are net of the portion attributable to noncontrolling interests of $2 million for the three months ended June 30, 2024.

[4]Taxes on adjustments include tax expense of $3 million for the three months ended December 31, 2025 and a tax benefit of $27 million for the three months ended September 30, 2025 related to a release of a portion of the valuation allowance on certain deferred tax assets.

[5]Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2025, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2025, as the inclusion of shares for performance stock units, restricted stock units and other equity-based awards of 6.0 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2025, dilutive potential weighted-average common shares outstanding would have been 402.4 million.

9

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Consolidated Balance Sheets
(amounts in millions)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
ASSETS					
Investments:					
Fixed maturity securities available-for-sale, at fair value[1]	$ 45,762	$ 46,110	$ 45,672	$ 45,668	$ 44,902
Equity securities, at fair value	555	546	516	496	515
Commercial mortgage loans	6,363	6,374	6,390	6,356	6,450
Less: Allowance for credit losses	(59)	(59)	(56)	(36)	(39)
Commercial mortgage loans, net	6,304	6,315	6,334	6,320	6,411
Policy loans	2,297	2,311	2,366	2,316	2,310
Limited partnerships	3,484	3,473	3,337	3,241	3,142
Other invested assets	770	658	643	653	648
Total investments	59,172	59,413	58,868	58,694	57,928
Cash, cash equivalents and restricted cash	2,036	2,036	1,797	1,891	2,048
Accrued investment income	603	589	556	639	607
Deferred acquisition costs	1,586	1,632	1,680	1,729	1,779
Intangible assets and goodwill	198	184	185	193	197
Reinsurance recoverable	17,860	17,872	17,599	17,681	17,616
Less: Allowance for credit losses	(23)	(23)	(23)	(25)	(24)
Reinsurance recoverable, net	17,837	17,849	17,576	17,656	17,592
Other assets	418	421	479	489	444
Deferred tax asset	1,800	1,801	1,693	1,676	1,731
Market risk benefit assets	64	62	58	47	57
Separate account assets	4,369	4,449	4,394	4,192	4,438
Total assets	$ 88,083	$ 88,436	$ 87,286	$ 87,206	$ 86,821

[1]Amortized cost of $48,150 million, $48,379 million, $48,684 million, $48,837 million and $48,720 million as of December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, respectively, and allowance for credit losses of $23 million, $28 million, $25 million, $14 million and $10 million as of December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, respectively.

10

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Consolidated Balance Sheets
(amounts in millions)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
LIABILITIES AND EQUITY					
Liabilities:					
Future policy benefits	$ 55,228	$ 55,364	$ 54,111	$ 54,158	$ 53,610
Policyholder account balances	13,843	14,039	14,163	14,447	14,594
Market risk benefit liabilities	413	429	453	516	465
Liability for policy and contract claims	727	710	763	698	670
Unearned premiums	92	96	101	108	115
Other liabilities	2,131	2,056	2,052	1,933	2,026
Long-term borrowings	1,513	1,520	1,520	1,519	1,518
Separate account liabilities	4,369	4,449	4,394	4,192	4,438
Liabilities related to discontinued operations[1]	—	2	—	4	4
Total liabilities	78,316	78,665	77,557	77,575	77,440
Equity:					
Common stock	1	1	1	1	1
Additional paid-in capital	11,888	11,879	11,871	11,862	11,875
Accumulated other comprehensive income (loss):					
Change in the discount rate used to measure future policy benefits	463	142	769	703	1,022
All other	(1,787)	(1,538)	(2,142)	(2,125)	(2,665)
Total accumulated other comprehensive income (loss)	(1,324)	(1,396)	(1,373)	(1,422)	(1,643)
Retained earnings	1,684	1,682	1,566	1,516	1,462
Treasury stock, at cost	(3,499)	(3,404)	(3,327)	(3,297)	(3,251)
Total Genworth Financial, Inc.'s stockholders' equity	8,750	8,762	8,738	8,660	8,444
Noncontrolling interests	1,017	1,009	991	971	937
Total equity	9,767	9,771	9,729	9,631	9,381
Total liabilities and equity	$ 88,083	$ 88,436	$ 87,286	$ 87,206	$ 86,821

[1]Liabilities related to discontinued operations primarily relates to legal costs related to litigation involving the sale of the company's former lifestyle protection insurance business.

11

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Consolidated Balance Sheet by Segment
(amounts in millions)

	December 31, 2025			
	Enact	Closed Block	Corporate and Other[1]	Total
ASSETS				
Cash and investments	$ 6,712	$ 53,668	$ 1,431	$ 61,811
Deferred acquisition costs and intangible assets	58	1,698	28	1,784
Reinsurance recoverable, net	4	17,833	—	17,837
Deferred tax and other assets	121	1,983	114	$ 2,218
Market risk benefit assets	—	64	—	64
Separate account assets	—	4,369	—	4,369
Total assets	$ 6,895	$ 79,615	$ 1,573	$ 88,083
LIABILITIES AND EQUITY				
Liabilities:				
Future policy benefits	$ —	$ 55,228	$ —	$ 55,228
Policyholder account balances	—	13,843	—	13,843
Market risk benefit liabilities	—	413	—	413
Liability for policy and contract claims	572	149	6	727
Unearned premiums	92	—	—	92
Other liabilities	119	1,475	537	2,131
Borrowings	744	—	769	1,513
Separate account liabilities	—	4,369	—	4,369
Liabilities related to discontinued operations	—	—	—	—
Total liabilities	1,527	75,477	1,312	78,316
Equity:				
Allocated equity, excluding accumulated other comprehensive income (loss)	4,376	5,022	676	10,074
Allocated accumulated other comprehensive income (loss)	(25)	(884)	(415)	(1,324)
Total Genworth Financial, Inc.'s stockholders' equity	4,351	4,138	261	8,750
Noncontrolling interests	1,017	—	—	1,017
Total equity	5,368	4,138	261	9,767
Total liabilities and equity	$ 6,895	$ 79,615	$ 1,573	$ 88,083

[1] Includes start-up businesses, not individually reportable, that offer aging care services through the company's CareScout services business (CareScout Services) and long-term care insurance products through its CareScout insurance business (CareScout Insurance), along with certain international businesses, debt financing expenses, unallocated corporate income and expenses and eliminations of inter-segment transactions.

12

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Consolidated Balance Sheet by Segment
(amounts in millions)

	September 30, 2025			
	Enact	Closed Block	Corporate and Other[1]	Total
ASSETS				
Cash and investments	$ 6,691	$ 53,866	$ 1,481	$ 62,038
Deferred acquisition costs and intangible assets	57	1,745	14	1,816
Reinsurance recoverable, net	4	17,845	—	17,849
Deferred tax and other assets	123	1,984	115	2,222
Market risk benefit assets	—	62	—	62
Separate account assets	—	4,449	—	4,449
Total assets	$ 6,875	$ 79,951	$ 1,610	$ 88,436
LIABILITIES AND EQUITY				
Liabilities:				
Future policy benefits	$ —	$ 55,364	$ —	$ 55,364
Policyholder account balances	—	14,039	—	14,039
Market risk benefit liabilities	—	429	—	429
Liability for policy and contract claims	572	132	6	710
Unearned premiums	96	—	—	96
Other liabilities	134	1,362	560	2,056
Borrowings	744	—	776	1,520
Separate account liabilities	—	4,449	—	4,449
Liabilities related to discontinued operations	—	—	2	2
Total liabilities	1,546	75,775	1,344	78,665
Equity:				
Allocated equity, excluding accumulated other comprehensive income (loss)	4,354	5,177	676	10,207
Allocated accumulated other comprehensive income (loss)	(34)	(951)	(410)	(1,395)
Total Genworth Financial, Inc.'s stockholders' equity	4,320	4,176	266	8,762
Noncontrolling interests	1,009	—	—	1,009
Total equity	5,329	4,176	266	9,771
Total liabilities and equity	$ 6,875	$ 79,951	$ 1,610	$ 88,436

[1]Includes other businesses not individually reportable, including CareScout Services, CareScout Insurance and certain international businesses, along with debt financing expenses, unallocated corporate income and expenses and eliminations of inter-segment eliminations.

13

Enact Segment 14

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Adjusted Operating Income (Loss) - Enact Segment
(amounts in millions)

	2025 4Q	2025 3Q	2025 2Q	2025 1Q	2025 Total	2024 4Q	2024 3Q	2024 2Q	2024 1Q	2024 Total
REVENUES:										
Premiums	$ 245	$ 245	$ 245	$ 245	$ 980	$ 246	$ 249	$ 244	$ 241	$ 980
Net investment income	69	68	66	63	266	62	62	59	57	240
Net investment gains (losses)	(3)	(2)	(8)	(3)	(16)	(7)	(1)	(8)	(6)	(22)
Policy fees and other income	1	1	1	2	5	1	—	3	—	4
Total revenues	312	312	304	307	1,235	302	310	298	292	1,202
BENEFITS AND EXPENSES:										
Benefits and other changes in policy reserves	18	36	25	31	110	24	12	(17)	20	39
Acquisition and operating expenses, net of deferrals	57	51	50	50	208	55	53	65	51	224
Amortization of deferred acquisition costs and intangibles	2	2	3	2	9	3	3	2	2	10
Interest expense	13	13	12	12	50	12	13	13	13	51
Total benefits and expenses	90	102	90	95	377	94	81	63	86	324
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	222	210	214	212	858	208	229	235	206	878
Provision (benefit) for income taxes	45	47	46	46	184	45	49	51	45	190
INCOME (LOSS) FROM CONTINUING OPERATIONS	177	163	168	166	674	163	180	184	161	688
Less: net income (loss) attributable to noncontrolling interests	33	31	32	31	127	31	33	34	30	128
INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	144	132	136	135	547	132	147	150	131	560
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:										
Net investment (gains) losses, net[(1)]	2	2	7	2	13	5	1	7	5	18
(Gains) losses on early extinguishment of debt, net[(2)]	—	—	—	—	—	—	—	9	—	9
Expenses related to restructuring	—	1	(1)	1	1	1	—	3	—	4
Taxes on adjustments	—	(1)	(1)	(1)	(3)	(1)	—	(4)	(1)	(6)
ADJUSTED OPERATING INCOME (LOSS)	$ 146	$ 134	$ 141	$ 137	$ 558	$ 137	$ 148	$ 165	$ 135	$ 585

[(1)]Net investment (gains) losses were adjusted for the portion of net investment gain (losses) attributable to noncontrolling interests as reconciled below:

	2025 4Q	2025 3Q	2025 2Q	2025 1Q	2025 Total	2024 4Q	2024 3Q	2024 2Q	2024 1Q	2024 Total
Net investment (gains) losses, gross	$ 3	$ 2	$ 8	$ 3	$ 16	$ 7	$ 1	$ 8	$ 6	$ 22
Adjustment for net investment gains (losses) attributable to noncontrolling interests	(1)	—	(1)	(1)	(3)	(2)	—	(1)	(1)	(4)
Net investment (gains) losses, net	$ 2	$ 2	$ 7	$ 2	$ 13	$ 5	$ 1	$ 7	$ 5	$ 18

[(2)](Gains) losses on early extinguishment of debt are net of the portion attributable to noncontrolling interests of $2 million for the three months ended June 30, 2024.

15

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Selected Operating Metrics - Enact Segment
(dollar amounts in millions)

	2025					2024				
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Direct Primary New Insurance Written	$ 14,386	$ 14,048	$ 13,254	$ 9,818	$ 51,506	$ 13,266	$ 13,591	$ 13,619	$ 10,526	$ 51,002
Direct Primary Insurance In-Force	$ 273,147	$ 272,349	$ 269,754	$ 268,366		$ 268,825	$ 268,003	$ 266,060	$ 263,645	
Direct Primary Risk In-Force	$ 71,363	$ 71,144	$ 70,401	$ 69,937		$ 69,985	$ 69,611	$ 68,878	$ 67,950	
Primary Delinquencies	24,885	23,382	22,118	22,349	24,885	23,566	21,027	19,051	19,492	23,566
New Delinquencies	13,679	12,998	11,567	12,237	50,481	13,717	12,964	10,461	11,395	48,537
Paid Claims	(287)	(253)	(218)	(179)	(937)	(191)	(220)	(160)	(172)	(743)
Primary Cures[1]	(11,889)	(11,481)	(11,580)	(13,275)	(48,225)	(10,987)	(10,768)	(10,742)	(12,163)	(44,660)
Loss Ratio[2]	7 %	15 %	10 %	12 %	11 %	10 %	5 %	(7)%	8 %	4 %
Available Assets Above PMIERs Requirements[3]	$ 1,919	$ 1,904	$ 1,961	$ 1,966		$ 2,052	$ 2,190	$ 2,057	$ 1,883	
PMIERs Sufficiency Ratio[3]	162 %	162 %	165 %	165 %		167 %	173 %	169 %	163 %	
Reserves:										
Direct primary case[4]	$ 515	$ 520	$ 500	$ 489		$ 472	$ 461	$ 462	$ 486	
All other[4]	57	52	52	54		53	49	46	46	
Total Reserves	$ 572	$ 572	$ 552	$ 543		$ 525	$ 510	$ 508	$ 532	

(1)Includes rescissions and claim denials.

(2)The loss ratio is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(3)The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing.

(4)Direct primary case reserves exclude loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, pool, IBNR and reinsurance reserves.

For additional information related to the Enact segment, refer to the current quarter Quarterly Financial Supplement posted to the Enact Holdings, Inc. investor page:
https://ir.enactmi.com/financials-and-filings/quarterly-results

16

Closed Block Segment 17

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Adjusted Operating Income (Loss) - Closed Block Segment
(amounts in millions)

	2025 4Q	2025 3Q	2025 2Q	2025 1Q	2025 Total	2024 4Q	2024 3Q	2024 2Q	2024 1Q	2024 Total
REVENUES:										
Premiums	$ 637	$ 639	$ 617	$ 615	$ 2,508	$ 627	$ 623	$ 608	$ 631	$ 2,489
Net investment income	711	726	732	671	2,840	726	711	744	718	2,899
Net investment gains (losses)	(28)	93	8	30	103	(29)	67	(51)	59	46
Policy fees and other income	150	150	156	156	612	153	163	164	158	638
Total revenues	1,470	1,608	1,513	1,472	6,063	1,477	1,564	1,465	1,566	6,072
BENEFITS AND EXPENSES:										
Benefits and other changes in policy reserves	1,166	1,194	1,171	1,188	4,719	1,177	1,202	1,171	1,186	4,736
Liability remeasurement (gains) losses	143	106	60	4	313	88	34	39	(8)	153
Changes in fair value of market risk benefits and associated hedges	(4)	(1)	(10)	18	3	(3)	21	(8)	(23)	(13)
Interest credited	97	96	94	99	386	101	102	125	125	453
Acquisition and operating expenses, net of deferrals	173	178	170	167	688	179	181	142	156	658
Amortization of deferred acquisition costs and intangibles	53	54	53	57	217	58	58	57	62	235
Total benefits and expenses	1,628	1,627	1,538	1,533	6,326	1,600	1,598	1,526	1,498	6,222
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(158)	(19)	(25)	(61)	(263)	(123)	(34)	(61)	68	(150)
Provision (benefit) for income taxes	(27)	2	1	(7)	(31)	(20)	—	1	14	(5)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(131)	(21)	(26)	(54)	(232)	(103)	(34)	(62)	54	(145)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:										
Net investment (gains) losses	28	(93)	(8)	(30)	(103)	29	(67)	51	(59)	(46)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[1]	(6)	(3)	(15)	19	(5)	(24)	17	(10)	(26)	(43)
Expenses related to restructuring	—	—	—	—	—	—	—	—	1	1
Taxes on adjustments	(5)	21	5	2	23	(1)	11	(9)	18	19
ADJUSTED OPERATING INCOME (LOSS)	$ (114)	$ (96)	$ (44)	$ (63)	$ (317)	$ (99)	$ (73)	$ (30)	$ (12)	$ (214)

[1] Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 23 for reconciliation).

18

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Adjusted Operating Income (Loss) - Closed Block Segment - Long-Term Care Insurance
(amounts in millions)

	2025					2024				
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:										
Premiums	$ 598	$ 597	$ 578	$ 571	$ 2,344	$ 587	$ 581	$ 564	$ 578	$ 2,310
Net investment income	496	505	516	451	1,968	499	483	494	464	1,940
Net investment gains (losses)	(22)	104	25	29	136	(21)	71	(47)	63	66
Policy fees and other income	1	—	—	—	1	—	—	—	—	—
Total revenues	1,073	1,206	1,119	1,051	4,449	1,065	1,135	1,011	1,105	4,316
BENEFITS AND EXPENSES:										
Benefits and other changes in policy reserves	981	972	951	944	3,848	955	949	934	936	3,774
Liability remeasurement (gains) losses	171	113	50	(18)	316	117	28	43	(16)	172
Acquisition and operating expenses, net of deferrals	120	118	115	109	462	121	118	82	102	423
Amortization of deferred acquisition costs and intangibles	16	17	16	17	66	17	17	18	17	69
Total benefits and expenses	1,288	1,220	1,132	1,052	4,692	1,210	1,112	1,077	1,039	4,438
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(215)	(14)	(13)	(1)	(243)	(145)	23	(66)	66	(122)
Provision (benefit) for income taxes	(39)	4	4	6	(25)	(24)	13	—	14	3
INCOME (LOSS) FROM CONTINUING OPERATIONS	(176)	(18)	(17)	(7)	(218)	(121)	10	(66)	52	(125)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:										
Net investment (gains) losses	22	(104)	(25)	(29)	(136)	21	(71)	47	(63)	(66)
Expenses related to restructuring	—	—	—	—	—	—	—	—	1	1
Taxes on adjustments	(5)	22	5	6	28	(4)	15	(10)	13	14
ADJUSTED OPERATING INCOME (LOSS)	$ (159)	$ (100)	$ (37)	$ (30)	$ (326)	$ (104)	$ (46)	$ (29)	$ 3	$ (176)
Liability remeasurement (gains) losses[(1),(2)]:										
Cash flow assumption updates	$ 47	$ 6	$ 8	$ (1)	$ 60	$ 20	$ (63)	$ (24)	$ (2)	$ (69)
Actual variances from expected experience	124	107	42	(17)	256	97	91	67	(14)	241
Total	$ 171	$ 113	$ 50	$ (18)	$ 316	$ 117	$ 28	$ 43	$ (16)	$ 172
Ratio of the liability remeasurement (gains) losses to beginning reserves[(3)]	0.40 %	0.27 %	0.11 %	(0.04)%	0.74 %	0.28 %	0.07 %	0.10 %	(0.04)%	0.41 %

(1) In the fourth quarter of 2025, the liability remeasurement loss of $171 million in the company's block long-term care insurance products included an unfavorable impact from annual cash flow assumption updates of $47 million. Unfavorable benefit utilization and healthy life assumption updates were largely offset by favorable assumption updates reflecting in-force rate action approval experience and benefit reductions as well as favorable claim termination assumption updates. Also included in the liability remeasurement loss of $171 million were unfavorable actual variances from expected experience of $124 million associated with higher claims and lower terminations.

(2) In the fourth quarter of 2024, the liability remeasurement loss of $117 million in the company's long-term care insurance products included an unfavorable impact from annual cash flow assumption updates of $20 million reflecting updates to better align healthy life and near-term benefit utilization assumptions with recent experience, including cost of care inflation. These unfavorable impacts were partially offset by favorable assumption updates for future in-force rate action approvals based on recent experience and short-term incidence assumptions for incurred but not reported claims. Also included in the liability remeasurement loss of $117 million were unfavorable actual variances from expected experience of $97 million associated with lower terminations and higher claims.

(3) The ratio of the liability remeasurement (gains) losses to beginning reserves is calculated by dividing the liability remeasurement (gains) losses by the beginning liability for future policy benefits at the locked-in discount rate as of each applicable quarter.

19

Statutory Impact of In-Force Rate Actions - Closed Block Segment - Long-Term Care Insurance (amounts in millions) 2025 2024 4Q 3Q 2Q 1Q Total 4Q 3Q 2Q 1Q Total Impact of in-force rate actions on pre-tax statutory earnings(1) Premiums, premium tax, commissions and other expenses, net(2) $ 261 $ 256 $ 247 $ 240 $ 1,004 $ 245 $ 232 $ 220 $ 217 $ 914 Reserve changes(2) 50 81 95 97 323 97 90 102 114 403 Settlement impacts - reserve changes — — — 5 5 19 133 222 240 614 Settlement impacts - litigation expenses and settlement payments — — — (2) (2) (6) (45) (99) (109) (259) Settlement impacts, net — — — 3 3 13 88 123 131 355 Statutory earnings from in-force rate actions $ 311 $ 337 $ 342 $ 340 $ 1,330 $ 355 $ 410 $ 445 $ 462 $ 1,672 (1)Includes all implemented in-force rate actions since 2012. (2)Earned premium and reserve change estimates for statutory earnings reflect certain simplifying assumptions that may vary materially from actual historical results, including but not limited to, a uniform rate of coinsurance and premium taxes in addition to consistent policyholder behavior over time. Actual behavior may differ significantly from these assumptions and these impacts exclude reserve updates. GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT FOURTH QUARTER 2025 20

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Adjusted Operating Income (Loss) - Closed Block Segment - Life Insurance
(amounts in millions)

	2025					2024				
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:										
Premiums	$ 39	$ 42	$ 39	$ 44	$ 164	$ 40	$ 42	$ 44	$ 53	$ 179
Net investment income	144	148	139	144	575	147	146	167	167	627
Net investment gains (losses)	(1)	(3)	(9)	—	(13)	(3)	(2)	5	5	5
Policy fees and other income	123	123	130	129	505	125	135	136	129	525
Total revenues	305	310	299	317	1,231	309	321	352	354	1,336
BENEFITS AND EXPENSES:										
Benefits and other changes in policy reserves	151	186	183	201	721	187	213	200	208	808
Liability remeasurement (gains) losses	(6)	—	9	25	28	(28)	5	—	11	(12)
Interest credited	77	75	73	77	302	78	78	101	99	356
Acquisition and operating expenses, net of deferrals	36	39	36	36	147	38	41	43	35	157
Amortization of deferred acquisition costs and intangibles	32	32	33	34	131	35	36	33	38	142
Total benefits and expenses	290	332	334	373	1,329	310	373	377	391	1,451
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	15	(22)	(35)	(56)	(98)	(1)	(52)	(25)	(37)	(115)
Provision (benefit) for income taxes	3	(4)	(8)	(12)	(21)	(1)	(11)	(5)	(8)	(25)
INCOME (LOSS) FROM CONTINUING OPERATIONS	12	(18)	(27)	(44)	(77)	—	(41)	(20)	(29)	(90)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:										
Net investment (gains) losses	1	3	9	—	13	3	2	(5)	(5)	(5)
Taxes on adjustments	—	—	(2)	—	(2)	(1)	(1)	2	1	1
ADJUSTED OPERATING INCOME (LOSS)	$ 13	$ (15)	$ (20)	$ (44)	$ (66)	$ 2	$ (40)	$ (23)	$ (33)	$ (94)
Liability remeasurement (gains) losses[(1),(2)]:										
Cash flow assumption updates	$ (15)	$ —	$ —	$ —	$ (15)	$ 28	$ —	$ —	$ —	$ 28
Actual variances from expected experience	9	—	9	25	43	(56)	5	—	11	(40)
Total	$ (6)	$ —	$ 9	$ 25	$ 28	$ (28)	$ 5	$ —	$ 11	$ (12)

(1) In the fourth quarter of 2025, the company had a favorable pre-tax impact of $15 million from cash flow assumption updates in its universal and term universal life insurance products reflecting favorable updates to interest rate assumptions given the recent rate environment.

(2) In the fourth quarter of 2024, the liability remeasurement gain of $28 million reflected net favorable model and cash flow assumption updates of $30 million, partially offset by an unfavorable update to mortality assumptions for universal life insurance contracts originating from term life insurance conversions and unfavorable interest rate assumption updates.

21

Insurance In-Force - Closed Block Segment - Life Insurance (amounts in millions) 2025 2024 4Q 3Q 2Q 1Q 4Q 3Q 2Q 1Q Term and whole life insurance Life insurance in-force, net of reinsurance $ 38,550 $ 39,299 $ 40,066 $ 40,970 $ 41,386 $ 42,072 $ 42,839 $ 43,512 Life insurance in-force, before reinsurance $ 204,019 $ 212,145 $ 221,136 $ 230,338 $ 238,865 $ 247,682 $ 255,881 $ 263,727 Term universal life insurance Life insurance in-force, net of reinsurance $ 84,373 $ 85,722 $ 87,101 $ 88,113 $ 88,700 $ 89,137 $ 89,608 $ 90,054 Life insurance in-force, before reinsurance $ 84,912 $ 86,276 $ 87,654 $ 88,684 $ 89,283 $ 89,723 $ 90,200 $ 90,648 Universal life insurance Life insurance in-force, net of reinsurance $ 26,063 $ 26,334 $ 26,622 $ 26,918 $ 27,228 $ 27,677 $ 28,010 $ 28,306 Life insurance in-force, before reinsurance $ 29,223 $ 29,582 $ 29,906 $ 30,257 $ 30,583 $ 31,102 $ 31,489 $ 31,831 GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT FOURTH QUARTER 2025 22

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Adjusted Operating Income (Loss) - Closed Block Segment - Annuities
(amounts in millions)

	2025					2024				
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:										
Net investment income	$ 71	$ 73	$ 77	$ 76	$ 297	$ 80	$ 82	$ 83	$ 87	$ 332
Net investment gains (losses)	(5)	(8)	(8)	1	(20)	(5)	(2)	(9)	(9)	(25)
Policy fees and other income	26	27	26	27	106	28	28	28	29	113
Total revenues	92	92	95	104	$ 383	103	108	102	107	420
BENEFITS AND EXPENSES:										
Benefits and other changes in policy reserves	34	36	37	43	$ 150	35	40	37	42	154
Liability remeasurement (gains) losses	(22)	(7)	1	(3)	(31)	(1)	1	(4)	(3)	(7)
Changes in fair value of market risk benefits and associated hedges	(4)	(1)	(10)	18	3	(3)	21	(8)	(23)	(13)
Interest credited	20	21	21	22	84	23	24	24	26	97
Acquisition and operating expenses, net of deferrals	17	21	19	22	79	20	22	17	19	78
Amortization of deferred acquisition costs and intangibles	5	5	4	6	20	6	5	6	7	24
Total benefits and expenses	50	75	72	108	305	80	113	72	68	333
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	42	17	23	(4)	78	23	(5)	30	39	87
Provision (benefit) for income taxes	9	2	5	(1)	15	5	(2)	6	8	17
INCOME (LOSS) FROM CONTINUING OPERATIONS	33	15	18	(3)	63	18	(3)	24	31	70
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:										
Net investment (gains) losses	5	8	8	(1)	20	5	2	9	9	25
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[1]	(6)	(3)	(15)	19	(5)	(24)	17	(10)	(26)	(43)
Taxes on adjustments	—	(1)	2	(4)	(3)	4	(3)	(1)	4	4
ADJUSTED OPERATING INCOME (LOSS)	$ 32	$ 19	$ 13	$ 11	$ 75	$ 3	$ 13	$ 22	$ 18	$ 56
Liability remeasurement (gains) losses:										
Cash flow assumption updates[2]	$ (22)	$ —	$ —	$ —	$ (22)	$ (1)	$ —	$ —	$ —	$ (1)
Actual variances from expected experience	—	(7)	1	(3)	(9)	—	1	(4)	(3)	(6)
Total	$ (22)	$ (7)	$ 1	$ (3)	$ (31)	$ (1)	$ 1	$ (4)	$ (3)	$ (7)

[1] Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:

	4Q 2025	3Q 2025	2Q 2025	1Q 2025	Total 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	Total 2024
Changes in fair value of market risk benefits and associated hedges	$ (4)	$ (1)	$ (10)	$ 18	$ 3	$ (3)	$ 21	$ (8)	$ (23)	$ (13)
Adjustment for changes in reserves, attributed fees and benefit payments	(2)	(2)	(5)	1	(8)	(21)	(4)	(2)	(3)	(30)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$ (6)	$ (3)	$ (15)	$ 19	$ (5)	$ (24)	$ 17	$ (10)	$ (26)	$ (43)

[2] In the fourth quarter of 2025, the company's annuity products had a favorable pre-tax impact of $22 million primarily from favorable updates to its fixed annuity mortality assumptions.

23

Corporate and Other 24

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Adjusted Operating Income (Loss) - Corporate and Other[(1)]
(amounts in millions)

	2025					2024				
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:										
Premiums	$ 4	$ 2	$ 3	$ 2	$ 11	$ 3	$ 2	$ 3	$ 3	$ 11
Net investment income	5	5	4	5	19	5	4	5	7	21
Net investment gains (losses)	(8)	8	(28)	—	(28)	(5)	—	(2)	(4)	(11)
Policy fees and other income	1	—	—	—	1	—	—	—	—	—
Total revenues	2	15	(21)	7	3	3	6	6	6	21
BENEFITS AND EXPENSES:										
Benefits and other changes in policy reserves	(2)	(3)	(1)	(2)	(8)	(2)	(1)	(3)	(3)	(9)
Acquisition and operating expenses, net of deferrals	35	30	29	19	113	19	25	22	29	95
Amortization of deferred acquisition costs and intangibles	2	1	1	1	5	1	1	1	1	4
Interest expense	13	14	14	14	55	15	15	17	17	64
Total benefits and expenses	48	42	43	32	165	33	40	37	44	154
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(46)	(27)	(64)	(25)	(162)	(30)	(34)	(31)	(38)	(133)
Provision (benefit) for income taxes	(14)	(40)	(12)	(3)	(69)	(5)	(9)	(20)	7	(27)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(32)	13	(52)	(22)	(93)	(25)	(25)	(11)	(45)	(106)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:										
Net investment (gains) losses	8	(8)	28	—	28	5	—	2	4	11
(Gains) losses on early extinguishment of debt	(1)	—	—	—	(1)	(2)	(2)	(2)	(1)	(7)
Expenses related to restructuring	—	—	1	(2)	(1)	—	—	1	6	7
Taxes on adjustments[(2)]	1	(26)	(6)	1	(30)	(1)	—	—	(2)	(3)
ADJUSTED OPERATING INCOME (LOSS)	$ (24)	$ (21)	$ (29)	$ (23)	$ (97)	$ (23)	$ (27)	$ (10)	$ (38)	$ (98)

[(1)]Includes other businesses not individually reportable, including CareScout Services, CareScout Insurance and certain international businesses, along with debt financing expenses, unallocated corporate income and expenses and eliminations of inter-segment eliminations.

[(2)]Taxes on adjustments include tax expense of $3 million for the three months ended December 31, 2025 and a tax benefit of $27 million for the three months ended September 30, 2025 related to a release of a portion of the valuation allowance on certain deferred tax assets.

25

Additional Financial Data 26

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Investments Summary
(amounts in millions)

	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024	
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio										
Fixed maturity securities:										
Investment grade:										
Public fixed maturity securities	$ 26,493	44 %	$ 26,839	45 %	$ 26,326	43 %	$ 26,470	43 %	$ 26,159	44 %
Private fixed maturity securities	11,333	19	11,305	18	11,341	19	11,166	18	10,882	18
Residential mortgage-backed securities[1]	1,099	2	1,059	2	1,044	2	911	2	811	1
Commercial mortgage-backed securities	1,295	2	1,346	2	1,331	2	1,309	2	1,293	2
Other asset-backed securities	2,060	3	2,035	3	2,026	3	2,134	4	2,120	4
State and political subdivisions	2,114	3	2,145	3	2,135	4	2,169	4	2,149	4
Non-investment grade fixed maturity securities	1,368	2	1,381	2	1,469	2	1,509	2	1,488	2
Equity securities:										
Common stocks and mutual funds	485	1	477	1	447	1	415	1	429	1
Preferred stocks	70	—	69	—	69	—	81	—	86	—
Commercial mortgage loans, net	6,304	10	6,315	10	6,334	10	6,320	11	6,411	11
Policy loans	2,297	4	2,311	4	2,366	4	2,316	4	2,310	4
Limited partnerships	3,484	6	3,473	6	3,337	6	3,241	5	3,142	5
Cash, cash equivalents, restricted cash and short-term investments	2,073	3	2,062	3	1,808	3	1,895	3	2,052	3
Other invested assets: Derivatives:										
Interest rate swaps	11	—	17	—	16	—	23	—	18	—
Foreign currency swaps	4	—	5	—	3	—	12	—	13	—
Equity index options	18	—	19	—	17	—	12	—	19	—
Forward bond purchase commitments	6	—	11	—	6	—	19	—	6	—
Foreign currency forward contracts	—	—	—	—	—	—	1	—	—	—
Other	694	1	580	1	590	1	582	1	588	1
Total invested assets and cash	$ 61,208	100 %	$ 61,449	100 %	$ 60,665	100 %	$ 60,585	100 %	$ 59,976	100 %
Public Fixed Maturity Securities - Credit Quality:										
NRSRO[2] Designation										
AAA	$ 1,466	5 %	$ 1,496	5 %	$ 1,498	5 %	$ 2,467	8 %	$ 2,414	8 %
AA	7,250	23	7,166	23	7,063	23	6,158	20	5,988	20
A	9,373	30	9,440	30	9,031	29	8,809	28	8,537	28
BBB	12,642	40	12,993	40	12,951	41	13,165	42	13,208	42
BB	504	2	476	2	488	2	477	2	476	2
B	16	—	34	—	46	—	27	—	27	—
CCC and lower	—	—	—	—	—	—	—	—	—	—
Total public fixed maturity securities	$ 31,251	100 %	$ 31,605	100 %	$ 31,077	100 %	$ 31,103	100 %	$ 30,650	100 %
Private Fixed Maturity Securities - Credit Quality:										
NRSRO[2] Designation										
AAA	$ 540	4 %	$ 599	4 %	$ 652	4 %	$ 766	5 %	$ 777	5 %
AA	1,690	12	1,600	11	1,580	11	1,506	10	1,527	11
A	4,484	31	4,410	31	4,310	30	4,136	28	4,015	28
BBB	6,949	48	7,025	49	7,118	49	7,152	50	6,948	49
BB	747	5	773	5	828	6	889	6	850	6
B	71	—	66	—	71	—	73	1	81	1
CCC and lower	15	—	17	—	21	—	28	—	39	—
Not rated	15	—	15	—	15	—	15	—	15	—
Total private fixed maturity securities	$ 14,511	100 %	$ 14,505	100 %	$ 14,595	100 %	$ 14,565	100 %	$ 14,252	100 %

[1] The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).

[2] Nationally Recognized Statistical Rating Organizations.

27

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Fixed Maturity Securities Summary
(amounts in millions)

	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024	
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities - Security Sector:										
U.S. government, agencies and government-sponsored enterprises	$ 3,701	8 %	$ 3,593	8 %	$ 3,527	8 %	$ 3,594	8 %	$ 3,493	8 %
State and political subdivisions	2,114	5	2,145	5	2,135	5	2,169	5	2,149	5
Foreign government	1,215	3	1,203	3	1,121	2	1,029	2	909	2
U.S. corporate	27,046	58	27,391	59	27,154	59	27,229	59	26,771	59
Foreign corporate	7,191	16	7,301	16	7,302	16	7,260	16	7,327	16
Residential mortgage-backed securities	1,100	2	1,059	2	1,044	2	911	2	811	2
Commercial mortgage-backed securities	1,309	3	1,360	3	1,340	3	1,318	3	1,301	3
Other asset-backed securities	2,086	5	2,058	4	2,049	5	2,158	5	2,141	5
Total fixed maturity securities	$ 45,762	100 %	$ 46,110	100 %	$ 45,672	100 %	$ 45,668	100 %	$ 44,902	100 %
Corporate Bond Holdings - Industry Sector:										
Investment Grade:										
Finance and insurance	$ 8,666	26 %	$ 8,675	25 %	$ 8,587	25 %	$ 8,532	25 %	$ 8,546	26 %
Utilities	5,107	15	5,149	15	5,043	15	4,991	15	4,899	14
Energy	3,252	10	3,292	10	3,265	10	3,253	9	3,167	9
Consumer - non-cyclical	4,839	14	4,928	15	4,871	14	4,884	15	4,822	14
Consumer - cyclical	1,298	3	1,375	4	1,403	4	1,474	4	1,471	4
Capital goods	2,894	9	2,876	8	2,818	8	2,791	8	2,699	8
Industrial	1,536	4	1,653	5	1,641	5	1,679	5	1,689	5
Technology and communications	3,250	9	3,365	9	3,345	9	3,365	9	3,268	10
Transportation	1,560	5	1,508	4	1,495	4	1,502	4	1,485	4
Other	667	2	688	2	697	2	700	2	744	2
Subtotal	33,069	97	33,509	97	33,165	96	33,171	96	32,790	96
Non-Investment Grade:										
Finance and insurance	110	—	128	—	135	—	140	1	139	—
Utilities	45	—	49	—	69	—	73	—	76	1
Energy	144	—	126	—	129	—	163	1	151	1
Consumer - non-cyclical	124	—	127	—	137	1	123	—	121	—
Consumer - cyclical	201	1	228	1	249	1	258	1	256	1
Capital goods	117	—	136	1	143	1	133	—	135	—
Industrial	179	1	144	—	166	—	166	—	149	1
Technology and communications	188	1	184	1	206	1	181	1	181	—
Transportation	—	—	—	—	—	—	25	—	25	—
Other	60	—	61	—	57	—	56	—	75	—
Subtotal	1,168	3	1,183	3	1,291	4	1,318	4	1,308	4
Total	$ 34,237	100 %	$ 34,692	100 %	$ 34,456	100 %	$ 34,489	100 %	$ 34,098	100 %
Fixed Maturity Securities - Contractual Maturity Dates:										
Due in one year or less	$ 1,543	3 %	$ 1,648	4 %	$ 1,481	3 %	$ 1,413	3 %	$ 1,419	3 %
Due after one year through five years	8,306	18	8,309	18	8,573	19	8,474	19	7,895	18
Due after five years through ten years	11,221	25	11,230	24	11,040	24	11,132	24	11,431	25
Due after ten years	20,197	44	20,446	45	20,145	44	20,262	44	19,904	44
Subtotal	41,267	90	41,633	91	41,239	90	41,281	90	40,649	90
Mortgage and asset-backed securities	4,495	10	4,477	9	4,433	10	4,387	10	4,253	10
Total fixed maturity securities	$ 45,762	100 %	$ 46,110	100 %	$ 45,672	100 %	$ 45,668	100 %	$ 44,902	100 %

28

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

U.S. GAAP Net Investment Income Yields
(amounts in millions)

	2025					2024				
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income										
Fixed maturity securities - taxable	$ 561	$ 565	$ 570	$ 559	$ 2,255	$ 556	$ 557	$ 571	$ 554	$ 2,238
Fixed maturity securities - non-taxable	—	1	—	—	1	1	—	—	1	2
Equity securities	4	3	3	3	13	5	3	3	2	13
Commercial mortgage loans	75	74	72	73	294	73	74	75	75	297
Policy loans	37	39	32	36	144	37	38	56	58	189
Limited partnerships	56	62	69	8	195	60	36	36	20	152
Other invested assets	61	64	62	61	248	65	70	67	68	270
Cash, cash equivalents, restricted cash and short-term investments	21	18	19	22	80	23	24	25	27	99
Gross investment income before expenses and fees	815	826	827	762	3,230	820	802	833	805	3,260
Expenses and fees	(30)	(27)	(25)	(23)	(105)	(27)	(25)	(25)	(23)	(100)
Net investment income	$ 785	$ 799	$ 802	$ 739	$ 3,125	$ 793	$ 777	$ 808	$ 782	$ 3,160
Annualized Yields										
Fixed maturity securities - taxable	4.7 %	4.7 %	4.7 %	4.6 %	4.6 %	4.6 %	4.6 %	4.7 %	4.5 %	4.6 %
Fixed maturity securities - non-taxable	— %	19.0 %	— %	— %	4.2 %	11.8 %	— %	— %	10.8 %	5.7 %
Equity securities	2.9 %	2.3 %	2.4 %	2.4 %	2.5 %	4.1 %	2.7 %	2.8 %	1.9 %	2.9 %
Commercial mortgage loans	4.8 %	4.7 %	4.6 %	4.6 %	4.6 %	4.5 %	4.5 %	4.5 %	4.4 %	4.5 %
Policy loans	6.4 %	6.7 %	5.5 %	6.2 %	6.2 %	6.4 %	6.5 %	9.8 %	10.5 %	8.3 %
Limited partnerships(1)	6.4 %	7.3 %	8.4 %	1.0 %	5.8 %	7.7 %	4.7 %	4.9 %	2.8 %	5.1 %
Other invested assets(2)	38.3 %	45.1 %	42.3 %	41.7 %	40.9 %	43.0 %	45.5 %	45.6 %	47.7 %	45.7 %
Cash, cash equivalents, restricted cash and short-term investments	4.1 %	3.7 %	4.1 %	4.5 %	4.0 %	4.5 %	4.8 %	5.1 %	5.1 %	4.8 %
Gross investment income before expenses and fees	5.1 %	5.2 %	5.2 %	4.8 %	5.1 %	5.1 %	5.0 %	5.2 %	5.0 %	5.1 %
Expenses and fees	(0.2)%	(0.2)%	(0.2)%	(0.2)%	(0.2)%	(0.1)%	(0.1)%	(0.2)%	(0.1)%	(0.2)%
Net investment income	4.9 %	5.0 %	5.0 %	4.6 %	4.9 %	5.0 %	4.9 %	5.0 %	4.9 %	4.9 %

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments. See page 34 herein for average invested assets and cash used in the yield calculation.

(1)Limited partnership investments are primarily equity-based and do not have fixed returns by period.

(2)Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

29

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Net Investment Gains (Losses) - Detail
(amounts in millions)

	2025					2024				
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):										
Net realized gains (losses) on available-for-sale securities:										
Fixed maturity securities:										
U.S. corporate	$ (3)	$ (4)	$ (15)	$ —	$ (22)	$ (8)	$ (1)	$ (9)	$ (17)	$ (35)
U.S. government, agencies and government-sponsored enterprises	—	—	1	—	1	—	—	3	1	4
Foreign corporate	(7)	(4)	(1)	(2)	(14)	3	(6)	(7)	(3)	(13)
Foreign government	—	—	(3)	(2)	(5)	(3)	2	1	—	—
Mortgage-backed securities	(8)	(2)	—	—	(10)	(1)	(2)	(7)	(3)	(13)
Total net realized gains (losses) on available-for-sale securities	(18)	(10)	(18)	(4)	(50)	(9)	(7)	(19)	(22)	(57)
Net realized gains (losses) on equity securities sold	—	—	4	1	5	9	—	—	—	9
Total net realized investment gains (losses)	(18)	(10)	(14)	(3)	(45)	—	(7)	(19)	(22)	(48)
Net change in allowance for credit losses on available-for-sale fixed maturity securities	5	(3)	(11)	(4)	(13)	(10)	—	7	—	(3)
Write-down of available-for-sale fixed maturity securities	—	—	(4)	—	(4)	(9)	—	—	—	(9)
Net unrealized gains (losses) on equity securities still held	8	30	32	(14)	56	17	22	12	32	83
Net unrealized gains (losses) on limited partnerships	(17)	66	25	38	112	(3)	55	(52)	43	43
Commercial mortgage loans	(3)	(3)	(20)	3	(23)	(5)	(8)	(1)	(2)	(16)
Derivative instruments	(4)	17	(36)	6	(17)	(21)	10	(8)	1	(18)
Other	(10)	2	—	1	(7)	(10)	(6)	—	(3)	(19)
Net investment gains (losses), gross	(39)	99	(28)	27	59	(41)	66	(61)	49	13
Adjustment for net investment (gains) losses attributable to noncontrolling interests	1	—	1	1	3	2	—	1	1	4
Net investment gains (losses), net	$ (38)	$ 99	$ (27)	$ 28	$ 62	$ (39)	$ 66	$ (60)	$ 50	$ 17

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Reconciliations of Non-GAAP Measures 31

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Reconciliation of Operating ROE
(amounts in millions)

	Twelve months ended				
Twelve Month Rolling Average ROE	**December 31, 2025**	**September 30, 2025**	**June 30, 2025**	**March 31, 2025**	**December 31, 2024**
U.S. GAAP Basis ROE					
Net income (loss) available to Genworth Financial, Inc.'s common stockholders for the twelve months ended[1]	$ 223	$ 220	$ 189	$ 214	$ 299
Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss)[2]	$ 10,102	$ 10,124	$ 10,122	$ 10,119	$ 10,110
U.S. GAAP Basis ROE[1][2]	2.2 %	2.2 %	1.9 %	2.1 %	3.0 %
Operating ROE					
Adjusted operating income (loss) for the twelve months ended[1]	$ 144	$ 151	$ 182	$ 239	$ 273
Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss)[2]	$ 10,102	$ 10,124	$ 10,122	$ 10,119	$ 10,110
Operating ROE[1][2]	1.4 %	1.5 %	1.8 %	2.4 %	2.7 %

	Three months ended				
Quarterly Average ROE	**December 31, 2025**	**September 30, 2025**	**June 30, 2025**	**March 31, 2025**	**December 31, 2024**
U.S. GAAP Basis ROE					
Net income (loss) available to Genworth Financial, Inc.'s common stockholders for the period ended[3]	$ 2	$ 116	$ 51	$ 54	$ (1)
Quarterly average Genworth Financial, Inc.'s stockholders' equity for the period, excluding accumulated other comprehensive income (loss)[4]	$ 10,116	$ 10,135	$ 10,097	$ 10,085	$ 10,135
Annualized U.S. GAAP Quarterly Basis ROE[3][4]	0.1 %	4.6 %	2.0 %	2.1 %	— %
Operating ROE					
Adjusted operating income (loss) for the period ended[3]	$ 8	$ 17	$ 68	$ 51	$ 15
Quarterly average Genworth Financial, Inc.'s stockholders' equity for the period, excluding accumulated other comprehensive income (loss)[4]	$ 10,116	$ 10,135	$ 10,097	$ 10,085	$ 10,135
Annualized Operating Quarterly Basis ROE[3][4]	0.3 %	0.7 %	2.7 %	2.0 %	0.6 %

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled "operating return on equity" or "operating ROE." The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss). Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.'s common stockholders divided by average ending Genworth Financial, Inc.'s stockholders' equity determined in accordance with U.S. GAAP.

[1] The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.'s common stockholders and adjusted operating income (loss) from page 9 herein.

[2] Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.

[3] Net income (loss) available to Genworth Financial, Inc.'s common stockholders and adjusted operating income (loss) from page 9 herein.

[4] Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss), over two consecutive quarters.

32

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Reconciliation of Consolidated Expense Ratio
(amounts in millions)

		2025					2024				
	GAAP Basis Expense Ratio	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
(A)	Acquisition and operating expenses, net of deferrals	$ 265	$ 259	$ 249	$ 236	$ 1,009	$ 253	$ 259	$ 229	$ 236	$ 977
(B)	Premiums	$ 886	$ 886	$ 865	$ 862	$ 3,499	$ 876	$ 874	$ 855	$ 875	$ 3,480
(A) / (B)	**GAAP basis expense ratio**	30%	29%	29%	27%	29%	29%	30%	27%	27%	28%
	Adjusted Expense Ratio										
	Acquisition and operating expenses, net of deferrals	$ 265	$ 259	$ 249	$ 236	$ 1,009	$ 253	$ 259	$ 229	$ 236	$ 977
	Less: Legal settlement (recoveries) expenses[1]	—	—	—	—	—	—	—	(24)	(4)	(28)
	Less: (Gains) losses on early extinguishment of debt[2]	(1)	—	—	—	(1)	(2)	(2)	9	(1)	4
(C)	Adjusted acquisition and operating expenses, net of deferrals	$ 266	$ 259	$ 249	$ 236	$ 1,010	$ 255	$ 261	$ 244	$ 241	$ 1,001
	Premiums	$ 886	$ 886	$ 865	$ 862	$ 3,499	$ 876	$ 874	$ 855	$ 875	$ 3,480
	Add: Policy fees and other income	152	151	157	158	618	154	163	167	158	642
(D)	Adjusted revenues	$ 1,038	$ 1,037	$ 1,022	$ 1,020	$ 4,117	$ 1,030	$ 1,037	$ 1,022	$ 1,033	$ 4,122
(C) / (D)	**Adjusted expense ratio**	26%	25%	24%	23%	25%	25%	25%	24%	23%	24%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled "adjusted expense ratio" as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less certain reinsurance expenses, less legal settlement (recoveries) expenses incurred in the company's closed block long-term care insurance business, less (gains) losses on early extinguishment of debt divided by the sum of premiums, policy fees and other income. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the GAAP basis expense ratio.

[1] Estimated pre-tax class action attorney fees incurred in connection with legal settlements in the company's closed block long-term care insurance business. These amounts are accrued in the period the court settlement occurs. Amounts in the second and first quarters of 2024 represent net insurance recoveries on legal costs incurred in connection with these legal settlements.

[2] (Gains) losses on early extinguishment of debt include the portion attributable to noncontrolling interests of $2 million for the three months ended June 30, 2024.

33

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2025

Reconciliation of Reported Yield to Core Yield

		2025					2024				
	(Assets - amounts in billions)	**4Q**	**3Q**	**2Q**	**1Q**	**Total**	**4Q**	**3Q**	**2Q**	**1Q**	**Total**
	Reported - Total Invested Assets and Cash	$ 61.2	$ 61.4	$ 60.7	$ 60.6	$ 61.2	$ 60.0	$ 62.6	$ 60.3	$ 61.0	$ 60.0
	Subtract:										
	Unrealized gains (losses)	(2.3)	(2.2)	(2.9)	(3.1)	(2.3)	(3.8)	(1.5)	(3.7)	(3.1)	(3.8)
	Adjusted end of period invested assets and cash	$ 63.5	$ 63.6	$ 63.6	$ 63.7	$ 63.5	$ 63.8	$ 64.1	$ 64.0	$ 64.1	$ 63.8
(A)	**Average Invested Assets and Cash Used in Reported and Core Yield Calculation**	$ 63.6	$ 63.6	$ 63.6	$ 63.7	$ 63.7	$ 63.9	$ 64.0	$ 64.0	$ 64.3	$ 64.1
	(Income - amounts in millions)										
(B)	**Reported - Net Investment Income**	$ 785	$ 799	$ 802	$ 739	$3,125	$ 793	$ 777	$ 808	$ 782	$3,160
	Subtract:										
	Bond calls and commercial mortgage loan prepayments	3	2	1	2	8	—	1	1	1	3
	Other non-core items[(1)]	6	2	5	2	15	5	4	4	2	15
(C)	**Core Net Investment Income**	$ 776	$ 795	$ 796	$ 735	$3,102	$ 788	$ 772	$ 803	$ 779	$3,142
(B) / (A)	**Reported Yield**	4.94%	5.02%	5.04%	4.64%	4.91%	4.97%	4.86%	5.04%	4.87%	4.93%
(C) / (A)	**Core Yield**	4.88%	5.00%	5.00%	4.62%	4.87%	4.93%	4.82%	5.02%	4.85%	4.91%

Note: Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled "core yield" as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1) Includes cost basis adjustments on structured securities and various other immaterial items.

34